EXHIBIT 99.5

                                                                EXECUTION COPY
                                                                --------------

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                       GSAA HOME EQUITY TRUST 2006-12

                         ASSET-BACKED CERTIFICATES

                               SERIES 2006-12


              ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                   among

                       GS MORTGAGE SECURITIES CORP.,
                                as Assignor

                 U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
                                as Assignee

                       COUNTRYWIDE HOME LOANS, INC.,
                               as Countrywide

                                    and

                    COUNTRYWIDE HOME LOANS SERVICING LP,
                                as Servicer

                           and as acknowledged by

                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                             as Master Servicer

                                Dated as of

                               July 28, 2006


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              ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 28th day of July, 2006 (this "Assignment Agreement"), among Countrywide Home Loans Servicing LP, (the "Servicer"), Countrywide Home Loans, Inc. ("Countrywide"), U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of GSAA Home Equity Trust 2006-12 (the "Assignee" or "Trustee") and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by JPMorgan Chase Bank, National Association ("JPMorgan"), as master servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into the Servicing Agreement, dated as of July 1, 2004 (the "Servicing Agreement") as amended by that certain Amendment Reg AB, dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Servicing Agreement, the "Servicing Agreement"), and GSMC and Countrywide have entered into the Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004 as amended by that Amendment Reg AB (as amended, the "Sale Agreement"), pursuant to which Countrywide sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached to the related Purchase Confirmation (as defined in the Sale Agreement);

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of July 28, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of July 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank National Trust Company, as a custodian, Wells Fargo Bank, National Association, as a custodian and JPMorgan, as Master Servicer and as securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights and obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights and obligations of GSMC under the Servicing Agreement and the Sale Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the

Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans that arise from and after July 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations that arise under the Servicing Agreement from and after July 28, 2006, to the extent relating to the Mortgage Loans and Countrywide hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement that arise from and after July 28, 2006, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            (d) Countrywide and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee

            2. Accuracy of the Servicing Agreement and the Sale Agreement. (a) The Assignor represents and warrants to the Assignee that attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) the Servicing Agreement is in full force and effect as of the date hereof,
(ii) the Servicing Agreement has not been amended or modified in any respect, except as contemplated herein or as previously disclosed in the GSMC Assignment Agreement and (iii) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Servicing Agreement).

            (b) Countrywide and the Assignor represent and warrant to the Assignee that (i) the Sale Agreement is in full force and effect as of the date hereof, (ii) the Sale Agreement has not been amended or modified in any respect, except as set forth herein or in the GSMC Assignment Agreement and
(iii) no notice of termination has been given to Countrywide under the Sale Agreement. Countrywide, in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Sale Agreement).


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            3. Recognition of Assignee.

            (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Countrywide, the Servicer and Assignee that the Sale Agreement and the Servicing Agreement shall be binding upon and inure to the benefit of Countrywide, the Servicer and the Assignee and their successors and assigns, respectively.

            (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the right to enforce the rights of the Owner under the Servicing Agreement which will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or
(ii) the failure of the Master Servicer to perform the obligations of the Assignee with respect to the Assignment Agreement or of the "Owner" with respect to the servicing provisions of the Servicing Agreement as the Master Servicer is required to perform, as applicable.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer on behalf of the Assignee, at the address set forth in
Section 10 hereof. All remittances required to be made to the Assignee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            JPMorgan Chase Bank, National Association
            ABA #: 021000021
            For credit to: SAS Clearing
            Acct #: 507198670
            FFC to: GSAA 2006-12 Acct # [507198670] [JPMorgan: Please
            Confirm]

            (d) Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, provided that the Servicer will not be required to provide information regarding


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prepayment penalties to the extent such prepayment penalties are retained by the Servicer, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period beginning on the second day of the month immediately preceding and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation reasonably necessary and available with respect to the information required pursuant to clause (i)(c) above.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Servicer or Countrywide other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, Sale Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.


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            (c) No Consent. The execution, delivery and performance by the
Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by Countrywide in the Sale Agreement (or any officer's certificate delivered pursuant thereto).

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement


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that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to repurchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within ninety (90) days of discovery of such Qualification Defect.

            In the event Countrywide has breached a representation or warranty under the Sale Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Countrywide. If Countrywide does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Countrywide to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7. Termination; Optional Clean-Up Call. In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee, the Servicer and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately


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preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (a)   in the case of the Servicer,

               Countrywide Home Loans Servicing LP
               400 Countrywide Way
               Simi Valley, California  93065
               Attention:  John Lindberg, Rachel Meza,
               Eric Varnen and Yuan Li

               With a copy to:
               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California  91302
               Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;


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         (b)   in the case of Countrywide,

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attention:  Darren Bigby

               With a copy to:
               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, CA  91302
               Attention:  General Counsel

or such other address as may hereafter be furnished by Countrywide;

         (c)   in the case of the Master Servicer,

               JPMorgan Chase Bank, National Association
               4 New York Plaza, 6th Floor
               New York, New York  10004
               Attention: Annette M. Marsula
               Tel:  (212) 623-8180
               Fax:  (212) 623-5930

or such address as may hereafter be furnished by the Master Servicer;

         (d)   in the case of the Assignee,

               U.S. Bank National Association
               401 South Tryon Street, 12th Floor NC
               1179
               Charlotte, North Carolina  28288-1179
               Attention: Amedeo Morreale
               Tel.: (212) 273-7038
               Fax: (917) 351-2022

or such other address as may hereafter be furnished by the Assignee; and

         (e)   in the case of the Assignor,

               GS Mortgage Securities Corp.
               85 Broad Street
               New York, New York 10004
               Attention:  Chris Gething
               Tel.: (212) 902-1434
               Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.


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            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            13. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-12, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank National Association is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-12, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-12, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-12 under this Assignment Agreement, the Trust Agreement or any related document.


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            IN WITNESS WHEREOF, the parties hereto have executed this
Assignment Agreement the day and year first above written.

                                          GS MORTGAGE SECURITIES CORP.


                                          By:  /s/ Michelle Gill
                                               --------------------------------
                                                Name:   Michelle Gill
                                                Title:  Vice President


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          not in its individual capacity
                                          but solely as Trustee


                                          By:  /s/ Amedeo Morreale
                                               --------------------------------
                                                Name:  Amedeo Morreale
                                                Title: Vice President

                                          COUNTRYWIDE HOME LOANS
                                                SERVICING LP

                                          BY:  COUNTRYWIDE GP, INC., ITS
                                                GENERAL PARTNER


                                          By:  /s/ Kushal Bhakta
                                               --------------------------------
                                                Name:  Kushal Bhakta
                                                Title: First Vice President


                                          COUNTRYWIDE HOME LOANS, INC.


                                          By:  /s/ Kushal Bhakta
                                               --------------------------------
                                                Name:  Kushal Bhakta
                                                Title: First Vice President






                           [SIGNATURES CONTINUE]


                               CHL Step 2 AAR

Acknowledged and Agreed:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer



By: /s/ Annette M. Marsula
    ------------------------------
    Name:  Annette M. Marsula
    Title: Vice President



                               CHL Step 2 AAR

                                 EXHIBIT 1

                           Mortgage Loan Schedule
                           ----------------------

  [On File with the Securities Administrator as provided by the Depositor]






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                                 EXHIBIT 2

                            Servicing Agreement
                            -------------------

                        [On File with the Depositor]





                                     3-1